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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): September 20, 2001

ASPEON, INC. (Exact name of registrant as specified in charter)
Delaware	000-21477	52-1945748

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17891 Cartwright Avenue, Irvine, California		92614

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (949) 440-8000
Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

    On September 20, 2001, the registrant issued the press release attached as Exhibit 99.1 reporting that the United States District Court has dismissed with prejudice the class action suit against the registrant, its CEO and its former CFO.

Item 7. Financial Statements And Exhibits.

(c)	Exhibits
The following exhibit is filed as a part of this report.
	99.1	Press Release dated September 20, 2001

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2001	ASPEON, INC.
	By:	/s/ RICHARD P. STACK Richard P. Stack Chief Executive Officer and President

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated September 20, 2001

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FORM 8-K
SIGNATURES
INDEX TO EXHIBITS